SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               December 10, 1997



                                  biosys, inc.

             (Exact name of registrant as specified in its charter)


             Delaware                          0-19819                   94-2878645
(State or other jurisdiction of       (Commission file number)        (I.R.S. Employer
incorporation or organization)                                       Identification No.)

10015 Old Columbia Road, Suite H-120, Columbia, Maryland            21046
    (Address of principal executive offices)                      (Zip Code)



                                  410-290-6267
              (Registrant's telephone number, including area code)





                     This Current Report contains 7 pages.

Item 5.  Other Events

         On December 10, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended October 31, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of October 31, 1997 and statements of operations for the Debtors for the month ended October 31, 1997 and ten-month period ended October 31, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               biosys, inc.



Date:    December 10, 1997                     By:   /s/   Michael R.N. Thomas
                                                     _________________________
                                                     Michael R.N. Thomas
                                                     Vice President, Chief
                                                      Financial Officer and
                                                      Secretary/Treasurer
                         biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                October 31, 1997

                                                               (CGI)         Total Company
                                           biosys               Crop             Consol
                                     -----------------------------------------------------
Current assets:

Cash and equivalents                       5,325,574              416           5,325,990
Restricted cash                              551,472                              551,472

                                     -----------------------------------------------------

Total cash & equivalents                   5,877,046              416           5,877,462

Accounts receivable - trade                    5,978            2,956               8,934
Accounts receivable - other                  229,627                              229,627
Prepaids                                      31,013                               31,013
Intercompany                              (3,972,439)       3,972,439                   0
                                     -----------------------------------------------------

Total current assets                       2,171,225        3,975,811           6,147,036

Other assets                                  13,405           11,202              24,607
                                     -----------------------------------------------------

Total assets                               2,184,630        3,987,013           6,171,643
                                     =====================================================


Liabilities:


Accrued expenses                           1,201,985           19,950           1,221,935
Accrued compensation                          76,744            5,092              81,836
                                     -----------------------------------------------------

Total current liabilities                  1,278,729           25,042           1,303,771

Prepetition liabilities:
Accounts payable                           3,809,360           54,755           3,864,115
Accrued expenses                              67,192          244,730             311,922
Accrued compensation                          81,958          353,106             435,064
Long-term debt                             1,394,982        2,322,852           3,717,834
                                     -----------------------------------------------------

Total Prepetition liabilities              5,353,492        2,975,443           8,328,935

Total liabilities                          6,632,221        3,000,485           9,632,706

Shareholders' equity:

Common stock                                 477,549                              477,549
Paid in capital                           81,216,945       64,965,951         146,182,896
1/1/97 deficit                           (86,167,711)     (63,569,574)       (149,737,285)
Current year income/(loss)                    25,626         (409,849)           (384,223)
                                     -----------------------------------------------------

Total equity                              (4,447,591)         986,528          (3,461,063)

Total liab. & equity                       2,184,630        3,987,013           6,171,643
                                     =====================================================

See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                      For the Month Ended October 31, 1997


                                                               (CGI)          Total Company
                                           biosys               Crop             Consol
                                    --------------------------------------------------------
Revenues:

Product
Kleentek
BCS
Intercompany
                                    --------------------------------------------------------

Gross revenues

Discounts
Sales returns
                                    --------------------------------------------------------

Net revenues

Total cost of goods
                                    --------------------------------------------------------


Gross profit

Operating expenses                              26,192            1,014              27,206
                                    --------------------------------------------------------

Operating income (loss)                        (26,192)          (1,014)            (27,206)


Misc. income                                                          8                   8
Interest income                                 19,651                               19,651
Interest expense
Reorganization costs                            (5,250)            (250)             (5,500)
Loss on sale of assets
Transaction gain/loss
                                    --------------------------------------------------------

Total other inc (exp)                           14,401             (242)             14,159
                                    --------------------------------------------------------

Net income (loss)                              (11,791)          (1,256)            (13,047)
                                    --------------------------------------------------------

See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                   For the Ten Months Ended October 31, 1997

                                                                                                             Total
                                                   (CGI)            Total                                   Company
                                    biosys          Crop             U.S.            BCS       Elim          Consol
                             -----------------------------------------------------------------------------------------
Revenues:

Product                               222,794                       222,794                                   222,794
BCS                                                                               149,824      3,880          145,944
                             -----------------------------------------------------------------------------------------

Gross revenues                        222,794                       222,794       149,824      3,880          368,738

Discounts                             (49,174)                      (49,174)                                  (49,174)
Sales returns                         (13,878)                      (13,878)                                  (13,878)
                             -----------------------------------------------------------------------------------------

Net revenues                          159,742                       159,742       149,824      3,880          305,686

Total cost of goods                   242,838                       242,838       170,398      3,880          409,356

                             -----------------------------------------------------------------------------------------

Gross profit                          (83,096)                      (83,096)      (20,574)         0         (103,670)

Operating expenses                  1,179,226       37,849        1,217,075       118,223                   1,335,298

                             -----------------------------------------------------------------------------------------

Operating income (loss)            (1,262,322)     (37,849)      (1,300,171)     (138,797)                 (1,438,968)

Other income (exp)

Misc. income                            7,116          178            7,294                                     7,294
Interest income                       246,881                       246,881                                   246,881
Interest expense                      (23,604)      21,946           (1,658)                                   (1,658)
Reorganization costs               (1,318,189)    (394,124)      (1,712,313)                               (1,712,313)
Gain on sale of assets              2,375,744                     2,375,744       135,072                   2,510,816
Transaction gain/loss                                                               3,725                       3,725
                             -----------------------------------------------------------------------------------------

Total other inc (exp)               1,287,948     (372,000)         915,948       138,797                   1,054,745
                             -----------------------------------------------------------------------------------------

Net income (loss)                      25,626     (409,849)        (384,223)            0          0         (384,223)
                             =========================================================================================


See accompanying notes to unaudited condensed consolidated financial statements

         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.